Deferred Income Tax and Other Liabilities	12 Months Ended
Dec. 31, 2023
Disclosure Of Deferred Income And Other Liabilities [Abstract]
Deferred Income Tax and Other Liabilities	Deferred Income Tax and Other Liabilities
AIncome Taxes
The income tax expense differs from the amount that would result from applying the federal and provincial income tax rate to the net income before income taxes.
These differences result from the following items:

In $000s	Year Ended December 31, 2023	Year Ended December 31, 2022

Income before income taxes	$46,912	$87,769
Canadian federal and provincial income tax rates	27%	27%
Income tax expense based on the above rates	$12,666	$23,698

Increase (decrease) due to:
Non-deductible expenses and permanent differences	$5,149	$2,102
Non-taxable portion of capital gain or loss	(1,827)	(3,776)
Withholding taxes	2,821	2,975
Recognition of unrecognized losses on Horizon transaction	—	(11,977)
Change in unrecognized temporary differences and other	(14,606)	(3,703)
Income tax expense	$4,203	$9,319
The deferred tax liabilities are shown below:

In $000s	At December 31, 2023	At December 31, 2022

Non-capital losses	$50,160	$27,664
Investments and other	957	2,240
Stream, royalty and other interests	(60,122)	(44,688)
Total deferred income tax liabilities	$(9,005)	$(14,784)
Deferred tax assets and liabilities have been offset where they relate to income taxes levied by the same taxation authority and the Company has the legal right and intent to offset. Non-capital losses have been recognized as a deferred income tax asset to the extent there will be future taxable income against which the Company can utilize the benefit prior to their expiration. The Company recognized deferred tax assets in respect of tax losses as at December 31, 2023 of $183.8 million (2022 — $102.5 million) as it is probable that there will be future taxable profits to recover the deferred tax assets. These non-capital losses carry forwards are located in Canada and expire between 2030-2041.
The movement in net deferred income taxes is shown below:

In $000s	Year Ended December 31, 2023	Year Ended December 31, 2022

Balance, beginning of the year	$(14,784)	$(18,294)
Recognized in net income (loss) for the year	4,503	(4,058)
Recognized in equity	185	1,634
Recognized in other comprehensive income (loss) for the year	1,091	900
Recognized from new acquisitions in the year	—	5,034
Balance, end of year	$(9,005)	$(14,784)
The aggregate amount of deductible temporary differences associated with capital losses and other items, for which deferred income tax assets have not been recognized as at December 31, 2023 are $12.9 million (2022 — $15.6 million). No deferred tax asset is recognized in respect of these items because it is not probable that future taxable capital gains or taxable income will be available against which the Company can utilize the benefit.
BRight-of-Use Assets and Lease Liabilities
At December 31, 2023, right of use assets, included in other long term assets in the statement of financial position, were $22.8 million. Additions in the period totaled $21.4 million relating to leased office space in Vancouver, British Columbia. At December 31, 2023, lease liabilities were $18.5 million, $1.3 million of which is current and included in trade payables and other with the remainder being included in deferred tax and other liabilities in the statement of financial position. Additions to lease liabilities in the period were $17.7 million relating to the above noted office lease.